UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report: September 27, 2007
(Date of earliest event reported)

THE YORK WATER COMPANY
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	0-690	23-1242500
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

130 EAST MARKET STREET YORK, PENNSYLVANIA	17401
(Address of principal executive offices)	(Zip Code)

(717) 845-3601
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE YORK WATER COMPANY

Explanatory Note

This filing amends and restates the Current Report on Form 8-K filed by the Company on September 25, 2007.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

At its regularly scheduled meeting on September 24, 2007, the Board of Directors of The York Water Company (the “Board”) appointed a new director to the Board.  Mr. Ernest J. Waters, York Area Manager for Med-Ed, a FirstEnergy Company, was appointed to a class of directors with terms expiring at the 2008 Annual Meeting of Shareholders.  The committees of the Board to which Mr. Waters will be elected have not yet been determined.  There is no arrangement or understanding between Mr. Waters and any other persons pursuant to which he was elected to the Board.

THE YORK WATER COMPANY

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE YORK WATER COMPANY

Date: September 27, 2007	By:	/s/ Jeffrey S. Osman
Jeffrey S. Osman
President and Chief Executive Officer